UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 18, 2020

COMMSCOPE HOLDING COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36146	27-4332098
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 CommScope Place, SE

Hickory, North Carolina 28602

(Address of principal executive offices)

Registrant’s telephone number, including area code: (828) 324-2200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	COMM	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

On February 18, 2020, Campbell R. Dyer, a member of the board of directors (the “Board”) of CommScope Holding Company, Inc. (the “Company”), notified the Company of his decision to resign from the Board, effective as of March 1, 2020. Mr. Dyer also resigned from his position as a member of the Compensation Committee of the Board. Mr. Dyer’s decision to resign was not the result of a disagreement with the Company, management or the Board.

As previously disclosed, Mr. Dyer was a director designated by Carlyle Partners VII S1 Holdings, L.P. (“Carlyle”) pursuant to an Investment Agreement, dated as of November 8, 2018, between the Company and Carlyle.  On February 18, 2020, Carlyle designated Patrick R. McCarter as a replacement for Mr. Dyer.

Effective as of March 1, 2020, the Board appointed Patrick R. McCarter to the Board to fill the vacancy resulting from the resignation of Mr. Dyer, for a term expiring at the Company’s 2020 annual meeting of stockholders. At the Company’s 2020 annual meeting of stockholders, the Company will nominate Mr. McCarter for election as a director with a term expiring at the Company’s 2021 annual meeting of stockholders.

The Board considered the independence of Mr. McCarter under the listing standards of NASDAQ and the Company’s corporate governance guidelines and concluded that Mr. McCarter is an independent director under the applicable listing standards of NASDAQ and the Company’s corporate governance guidelines.  The Board also appointed Mr. McCarter to the Compensation Committee, effective March 1, 2020.

Mr. McCarter will not receive any compensation from the Company in connection with his service as a director. Mr. McCarter will also enter into the Company’s standard indemnification agreement, as described in the Company’s definitive proxy statement filed with the SEC on May 22, 2019, and filed as Exhibit 10.22 of Amendment No. 2 to the Company’s Registration Statement on Form S-1 (File No. 333-190354), filed with the SEC on September 12, 2013.

There are no transactions between Mr. McCarter, on the one hand, and the Company, on the other hand, that would be reportable under Item 404(a) of Regulation S-K.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CommScope Holding Company, Inc.
Date: February 20, 2020
	By:	/s/ Alexander W. Pease
	Name:	Alexander W. Pease
	Title:	Executive Vice President and Chief Financial Officer